EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

OF NATCO GROUP INC.

PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 filed with the Securities and Exchange Commission (the “Report”), I, John U. Clarke , Chief Executive Officer of NATCO Group Inc. (the “Company”), and, I, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN U. CLARKE
Name: John U. Clarke
Date: August 9, 2005

/S/ RICHARD W. FITZGERALD
Name: Richard W. FitzGerald
Date: August 9, 2005